                                AIM BALANCED FUND


[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT                 JUNE 30, 1997

                    -------------------------------------

                               AIM BALANCED FUND

                              For shareholders who

                            seek a high total return

                                consistent with

                            preservation of capital

                                by investing in

                        a broadly diversified portfolio

                                 consisting of

                               stocks and bonds.


                    -------------------------------------

                                 [COVER PHOTO
                                APPEARS HERE]

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's 500 (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Lipper Balanced Funds Index is a net asset value weighted index of the 30 largest funds within the balanced fund investment objective. It is calculated daily with adjustments for distributions as of the ex-dividend dates. It is compiled by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
          ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
          ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
        ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                 Dear Fellow Shareholder:

                 As 1997 came to its midway point, stocks were again in record territory and the market environment was ideal for
                 fixed-income investments. The course was not smooth; indeed, markets fluctuated widely during the first six months of the year amid concerns over vigorous economic growth and the
   [PHOTO OF     possibility of rising interest rates.
  Charles T.        The point we want to emphasize is that market volatility
    Bauer,       has become the norm rather than the exception. Those of you
 Chairman of     who are long-time investors, and those who are new
 the Board of    shareholders in The AIM Family of Funds --Registered
   the Fund      Trademark--, should recognize that periods of falling
 APPEARS HERE]   prices in both stock and bond markets are inevitable.
                 Indeed, we can learn important lessons about investing in periods of market uncertainty.
                    That's why it's a good idea to reassess your financial
                 goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification, for example, can help you cushion the effects of volatility and reduce your risk exposure in any one type of security.

   In our experience, we have observed that the best action to take is to stay focused--not on the market, but on your own long-term goals. The market can change from day to day. Those who try to "time" the market, over time, tend to be less successful than those who continue to follow a disciplined investment strategy.
   It's also important to maintain realistic expectations about investing. Short-term volatility in financial markets may tempt some investors to liquidate investments regardless of their personal financial objectives. Remember that time is the best medicine for uncertain markets. The market's performance early in the year was driven by concerns about the possibility of rising inflation. Yet, no evidence of inflation has materialized.
   On the following pages, your Fund's portfolio management team discusses market activity and how the Fund was affected. They also discuss the Fund's portfolio strategy, why they believe the portfolio is well-positioned for attractive current income and total return, and why they are confident that the reasons for investing in the Fund remain as compelling as ever. These discussions are offered to help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO PLC was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $177 billion in assets under management. The combined company, AMVESCAP PLC, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. The merger will not result in any change of portfolio management or investment style of your AIM fund.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                    -------------------------------------

                                It is important

                       to maintain realistic expectations

                         about investment performance.

                    -------------------------------------

The Managers' Overview

EQUITY/FIXED-INCOME MIX CONTINUES TO
PRODUCE IMPRESSIVE RETURNS

A roundtable discussion with the Fund management team for AIM Balanced Fund for the six-month period ended June 30, 1997.

--------------------------------------------------------------------------------
Q:   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund continued its record of strong performance even in a volatile market. Total return for the six months ended June 30 was 11.28% for Class A shares, compared to the 11.19% return posted by the Lipper Balanced Funds Index for the period. Total return for Class B shares during the same period was 10.80%.
         We are very pleased with the record this Fund is building. Performance of the Fund's Class A shares made it the Number 1 balanced fund according to Lipper Analytical Services, Inc. for the five-year period ended June 30.

================================================================================
GROWTH OF NET ASSETS OF THE FUND
--------------------------------------------------------------------------------
$571.3        $859.1
MILLION       MILLION

12/31/96      6/30/97
================================================================================

Q:   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

A: As 1996 closed, many observers were cautioning investors about inflated expectations of double-digit equity returns for a third year in a row. Yet just six months into 1997, both the S&P 500 and the narrower Dow were up more than 20%. However, the market advance was narrow, with a comparatively few large-company stocks driving the performance of the market indexes.
         Strong economic growth and concern about potentially rising inflation caused interest rates to climb during the first quarter. In March, the Federal Reserve Board raised the benchmark federal funds rate 25 basis points in response to these forces.
         In the second quarter, the pace of growth moderated, with inflationary pressures subdued, allowing the Fed to leave short-term rates unchanged the rest of re-porting period. By the end of June a bond market rally was under way, with bond prices rising and their yields dropping.

Q:   HOW DID YOU BALANCE THE PORTFOLIO DURING THIS VOLATILE PERIOD?

A: Our target asset allocation is 60% stocks and 40% fixed-income securities. But that may change slightly during any reporting period. For instance, when small-cap stocks were under-performing earlier in the year, we invested in some we considered attractive and well-priced, and that raised the equity portion somewhat.
         Though we aim for 60%/40%, we don't consider a 5% tilt in either direction very significant.

Q:   HOW DID THE FUND'S EQUITY COMPONENT RESPOND UNDER SUCH CHANGEABLE
     CONDITIONS?

A: The equity side of the portfolio is broadly diversified, which usually helps cushion some of the market's volatility. However, because of the narrowness of the market early in 1997, our broad diversification was initially a disadvantage. The portfolio included some small- and mid-cap stocks, for example, which were out of favor, and which did not begin to participate in the current market rally until late April.
         Maintaining our discipline, we held on to the stocks we were confident about, and the performance of those stocks did improve when small- and mid- cap stocks staged an impressive rally during the second quarter of the year. We migrated toward large-caps when they were doing better early in the year, and our positions in smaller companies have strengthened.

================================================================================
LIPPER 5-YEAR RANKING
--------------------------------------------------------------------------------
As of 6/30/97

CLASS A SHARES
--------------------------------------------------------------------------------
                                  Funds in
     Period      AIM Fund         Balanced         Top %
                   Rank           Category
       1 Year       78               290            27%
       3 Years       5               179             3
       5 YEARS       1                84             2
      10 Years      13                38            35
================================================================================
CLASS B SHARES
--------------------------------------------------------------------------------
(Inception 10/18/93)

       1 Year      103               290            36%
================================================================================
Fund percentage rankings are vs. all balanced mutual funds tracked by Lipper, excluding sales charges and including fees and expenses.

================================================================================
AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
As of 6/30/97, including sales charges

CLASS A SHARES

   10 Years               11.21%
    5 Years               16.65
    1 Year                15.95

CLASS B SHARES

Inception (10/18/93)      12.83%

    1 Year                15.67
================================================================================

Past performance cannot guarantee comparable future results. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.


           See important Fund & index disclosures inside front cover.

Q:   HOW DID YOU MANAGE HOLDINGS IN FINANCIAL STOCKS--YOUR LARGEST EMPHASIS?

A: We increased our holdings in financial companies during the reporting period. As one example, we added to our position in Washington Mutual, Inc., a savings and loan operating in Western states that has significantly expanded its customer base through a series of strategic mergers.
         We own some of the big money-center banks, including BankAmerica, Chase Manhattan, and Citicorp. Major U.S.banks have been reporting solid earnings during 1997 as they benefit from the healthy economy.
         We also raised our stakes in the insurance industry to more than 4% of the portfolio, up from about 2% earlier in the year. Holdings include major commercial insurers like Chubb and life insurers like Hartford Life that offer increasingly popular retirement-planning services and annuity products.

Q:   DO YOU STILL OWN A LARGE NUMBER OF TECHNOLOGY STOCKS?

A: Approximately 7% of the portfolio's common stock holdings are in the technology sector, mainly computer-oriented companies, including service providers, personal computer makers, and semiconductor manufacturers. Many tech firms reported excellent earnings for the first quarter of 1997, and our stock-selection process found a number of attractive opportunities.
         For example, we added Texas Instruments, whose operating profit was up significantly this year. Like Intel, another semiconductor holding, Texas Instruments illustrates the competitive advantage of high-value, noncommodity semi-conductor products.

Q:   WHAT DO YOU FIND ATTRACTIVE ABOUT COMPANIES IN THE ENERGY SECTOR?

A: Though oil and gas prices have been stable or falling lately, energy demand remains strong worldwide. So energy stocks have been making a comeback. Many companies are also benefiting from industry consolidation and from development of cost-cutting technologies. Our common stock holdings in various oil and gas industries--everything from exploration companies to natural gas pipelines--rose during the reporting period, from approximately 4% of the portfolio to about 6%.


Q:   DID THE FUND BENEFIT FROM THE RALLY IN BONDS?

A: Yes, in two ways the bond portion of the portfolio helps moderate the volatility of the equity markets, which has been substantial this year, and it generates income. The Fund's bond holdings are generally investment grade and average "A" quality. The bond segment maintains an intermediate maturity structure to moderate price variability in response to interest rate changes.
         As of the close of the reporting period, the yield on the fixed-income portion of the portfolio was approximately 7%. The Fund continued to pay quarterly income distributions.

Q:   WHAT IS YOUR OUTLOOK FOR THE MARKETS?

A: The economic underpinnings for strong stock and bond markets appear to be in place. The Federal Reserve Board held interest rates steady when it met in July after the reporting period closed. The rate of economic growth seems to have slowed considerably, but there are no signs of a serious downturn. And finally, corporate earnings continue to outstrip analysts' forecasts. The unanswerable questions are whether this can continue and, if so, for how long?
         Some caution remains advisable. Any data hinting at an uptick in inflation or a surge of unsustainable economic growth would induce volatility in interest rates and equity market prices.
         In such an environment, we believe AIM Balanced Fund's disciplined pursuit of capital growth through equities and income with through fixed-income securities remains a prudent and promising investment strategy.


PORTFOLIO COMPOSITION

Based on Total Net Assets as of 6/30/97

================================================================================
TOP TEN EQUITY HOLDINGS                     TOP TEN FIXED-INCOME HOLDINGS
--------------------------------------------------------------------------------
Lilly (Eli) & Co.                 0.57%     U.S. Treasury Securities       9.09

Philip Morris Companies, Inc.     0.57      Time Warner, Inc.              0.81

Washington Mutual, Inc.           0.56      Delta Air Lines, Inc.          0.65

Medtronic, Inc.                   0.54      Signet Banking Corp.           0.60

Bristol-Myers Squibb Co.          0.53      Pride Petroleum Services, Inc. 0.59

Warner-Lambert Co.                0.51      Sutton Bridge Financing Ltd.   0.58

Intel Corp.                       0.50      Federal Nat'l Mortgage Assoc.  0.54

Westinghouse Electric Corp.       0.47      GMAC                           0.53

Merck & Co., Inc.                 0.46      El Paso Electric Co.           0.52

Frontier Financing Trust          0.44      United Air Lines, Inc.         0.50

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

                  -----------------------------------------

                       AIM Balanced Fund's disciplined

                       approach remains a prudent and

                       promising investment strategy.

                  -----------------------------------------

           See important Fund & index disclosures inside front cover.

For Consideration

AIM BALANCED FUND: DISCIPLINED,
CONSISTENT STOCK/BOND ALLOCATION

AIM Balanced Fund's target asset allocation is to stay as close as possible to 60% stocks/40% bonds. The equity side of the portfolio seeks capital growth; the fixed-income side seeks income and tries to moderate the potential volatility of equities.
   The 60/40 stock-to-bond allocation is based on classic studies, published during the 1950s, by Harry Markowitz of the University of Chicago. His studies showed that, for portfolios including both stocks and bonds, this 60/40 mix is squarely within the range of portfolio compositions that, over the long term, can be expected to produce an optimal risk/return tradeoff.
   We do not adjust the proportions of stocks and bonds in the portfolio as predictions about the market change. The portfolio is rebalanced regularly to stay within the 60/40 target range. The Fund is not an asset-allocation fund or a vehicle for market timing.
   In general, the Fund uses AIM's relatively aggressive, earnings-driven approach to selecting equity securities; it uses AIM's relatively conservative approach to fixed-income investing, stressing thorough research on securities and investment-objective-oriented portfolio construction.
   The equity side of the Fund can invest in all market capitalizations. A shareholder is not tied to large-capitalization or small-capitalization stocks, which often perform differently from each other. At the close of the reporting period, 52% of the common stocks in the portfolio were of large-cap companies, 23% were mid-cap, and 25% were small-cap.
   The Fund's bond holdings are a blend of government securities and high-quality corporate bonds. They are typically intermediate maturities so the value does not fluctuate excessively as interest rates change.
   Another strategy we have used to advantage is investments in convertible bonds, especially convertibles issued by smaller companies. These securities provide some income and allow the Fund to participate in the potential growth of a small firm with less volatility than a small-company stock might provide.

================================================================================
NUMBER OF HOLDINGS:  400
Based on Total Net Assets As of 6/30/97
--------------------------------------------------------------------------------
The Fund's portfolio composition is subject to change.

Common Stock                           56.35%

Convertible Preferred Stocks            4.95%

Convertible Bonds                       5.93%

Corporate Bonds & Notes                22.89%

Government Bonds & Notes                9.09%

Cash                                    0.79%
================================================================================

SCHEDULE OF INVESTMENTS

June 30, 1997
(Unaudited)

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

DOMESTIC BONDS & NOTES-22.22%

ADVERTISING/BROADCASTING-1.56%

News America Holdings, Inc., Sr.
  Gtd. Putable Bonds, 7.43%,
  10/01/26                          $ 4,000,000   $  4,014,240
--------------------------------------------------------------
Time Warner, Inc.,
  Notes, 8.18%. 08/15/07                925,000        970,963
--------------------------------------------------------------
  Deb., 9.125%, 01/15/13              6,290,000      6,956,866
--------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26        1,500,000      1,483,530
--------------------------------------------------------------
                                                    13,425,599
--------------------------------------------------------------

AIRLINES-1.90%

Airplanes Pass Through Trust, Sub.
  Bonds, 10.875%, 03/15/19              500,000        580,315
--------------------------------------------------------------
America West Airlines Inc., Pass
  Through Ctf., 6.93%, 01/02/08       3,000,000      2,966,490
--------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16               5,000,000      5,618,750
--------------------------------------------------------------
  Medium Term Notes, 8.52%,
    01/30/04                          2,000,000      2,123,100
--------------------------------------------------------------
  Series 92-E Equipment Trust
  Ctf., 8.54%, 01/02/07                 649,425        688,949
--------------------------------------------------------------
United Air Lines, Inc., Pass
  Through Certificates, 9.56%,
  10/19/18                            3,750,000      4,311,112
--------------------------------------------------------------
                                                    16,288,716
--------------------------------------------------------------

AUTOMOBILES (MANUFACTURERS)-0.05%

General Motors Corp., Deb., 8.80%,
  03/01/21                              400,000        455,920
--------------------------------------------------------------
                                                       455,920
--------------------------------------------------------------

BANKING-3.03%

Bankers Trust New York Corp.,
  Gtd. Notes, 7.875%, 02/25/27        3,000,000      2,907,420
--------------------------------------------------------------
  Sub. Notes, 7.50%, 11/15/15         3,000,000      2,952,900
--------------------------------------------------------------
Deutsche Bank Financial, Gtd.
  Unsec. Sub. Deb., 6.70%, 12/13/06   3,500,000      3,410,400
--------------------------------------------------------------
First Union Corp.,
  Sub. Deb., 7.50%, 04/15/35          3,000,000      3,093,480
--------------------------------------------------------------
  Sub. Notes, 6.75%, 01/15/06           800,000        744,704
--------------------------------------------------------------
HSBC Americas Inc., Sub. Notes,
  7.00%, 11/01/06                     3,000,000      2,954,190
--------------------------------------------------------------
Mercantile Bank, Sub. Notes,
  6.375%, 01/15/04                      700,000        675,955
--------------------------------------------------------------
Signet Banking Corp., Sub. Notes,
  7.80%, 09/15/06                     5,000,000      5,165,600
--------------------------------------------------------------
Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03              3,325,000      3,405,565
--------------------------------------------------------------
Wachovia Corp., Sub. Notes,
  6.375%, 02/01/09                      800,000        752,936
--------------------------------------------------------------
                                                    26,063,150
--------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.33%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%, 06/20/20(a)  15,000,000      2,801,400
--------------------------------------------------------------
                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

BUSINESS SERVICES-0.40%

Career Horizons, Inc., Conv.
  Bonds, 7.00%, 11/01/02
  (acquired 10/16/95; cost
  $250,000)(b)                      $   250,000   $    546,910
--------------------------------------------------------------
Personnel Group of America, Inc.,
  Conv. Sub. Notes, 5.75%,
  07/01/04
  (acquired 06/17/97; cost
  $2,750,000)(b)                      2,750,000      2,921,875
--------------------------------------------------------------
                                                     3,468,785
--------------------------------------------------------------

CABLE TELEVISION-0.51%

Comcast Cable Communications,
  Notes, 8.50%, 05/01/27
  (acquired 04/24/97; cost
  $3,394,186)(b)                      3,400,000      3,633,376
--------------------------------------------------------------
Viacom, Inc., Sr. Notes, 7.75%,
  06/01/05                              750,000        752,430
--------------------------------------------------------------
                                                     4,385,806
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.09%

Hexcel Corp., Conv. Sub. Notes,
  7.00%, 08/01/03                       600,000        765,750
--------------------------------------------------------------

COMPUTER PERIPHERALS-0.13%

Sanmina Corp., Conv. Sub. Notes,
  5.50%, 08/15/02
  (acquired 08/10/95-04/16/96;
  cost $560,525)(b)                     500,000      1,157,305
--------------------------------------------------------------

CONGLOMERATES-0.06%

General Electric Capital Corp.,
  Deb., 8.30%, 09/20/09                 500,000        554,015
--------------------------------------------------------------

ELECTRIC POWER-1.37%

AES Corp., Sr. Sub. Notes, 10.25%,
  07/15/06                            1,000,000      1,100,000
--------------------------------------------------------------
El Paso Electric Co.,
  Series D Sec. 1st Mortgage
  Bonds, 8.90%, 02/01/06              1,500,000      1,609,755
--------------------------------------------------------------
  Series E Sec. 1st Mortgage
  Bonds, 9.40%, 05/01/11              4,000,000      4,427,960
--------------------------------------------------------------
Indiana Michigan Power, Sec. Lease
  Obligation Bonds, 9.82%, 12/07/22   1,357,687      1,625,191
--------------------------------------------------------------
UtiliCorp United, Inc., Sr. Notes,
  6.70%, 10/15/06                     3,000,000      2,989,410
--------------------------------------------------------------
                                                    11,752,316
--------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.35%

JPM Capital Trust II, Bonds,
  7.95%, 02/01/27                     3,000,000      3,013,770
--------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-2.65%

Associates Corp. of North America,
  Series B Sr. Deb., 7.95%, 02/15/10  3,650,000      3,904,587
--------------------------------------------------------------
Chrysler Financial Corp., Deb.,
  8.50%, 02/01/18                       150,000        156,265
--------------------------------------------------------------
Commercial Credit Co., Putable
  Notes, 7.875%, 02/01/25             4,000,000      4,268,560
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

FINANCE (CONSUMER CREDIT)-(CONTINUED)

Countrywide Funding Corp., Sub.
  Notes, 8.25%, 07/15/02            $   500,000   $    527,445
--------------------------------------------------------------
Ford Motor Credit,
  Notes, 6.125%, 01/09/06             1,500,000      1,410,105
--------------------------------------------------------------
  Notes, 6.75%, 08/15/08                800,000        773,272
--------------------------------------------------------------
GMAC, Notes, 9.00%, 10/15/02          4,175,000      4,566,365
--------------------------------------------------------------
Grand Metro Investment, Gtd.
  Bonds, 7.45%, 04/15/35              4,000,000      4,184,120
--------------------------------------------------------------
Household Finance Corp., Notes,
  7.125%, 09/01/05                    3,000,000      2,987,760
--------------------------------------------------------------
                                                    22,778,479
--------------------------------------------------------------

FOOD/PROCESSING-0.47%

ConAgra Inc., Sr. Unsec. Notes,
  7.125%, 10/01/26                    4,000,000      4,046,920
--------------------------------------------------------------

GAS DISTRIBUTION-0.59%

Ferrellgas Partners, Series B Sr.
  Sec. Gtd. Notes, 9.375%,
  06/15/06                            1,000,000      1,035,000
--------------------------------------------------------------
Tennessee Gas Pipeline Co., Bonds,
  7.00%, 03/15/27                     4,000,000      3,993,880
--------------------------------------------------------------
                                                     5,028,880
--------------------------------------------------------------

HOTELS/MOTELS-0.16%

ITT Corp., Unsec. Gtd. Deb.,
  7.375%, 11/15/15                      750,000        696,142
--------------------------------------------------------------
Prime Hospitality Corp., Conv.
  Sub. Notes, 7.00%, 04/15/02           400,000        699,416
--------------------------------------------------------------
                                                     1,395,558
--------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.46%

Torchmark Corp., Notes, 7.875%,
  05/15/23                            4,000,000      3,944,320
--------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.43%

American Residential Services,
  Inc., Conv. Sub. Notes, 7.25%,
  04/15/04
  (acquired 03/27/97; cost
  $1,500,000)(b)                      1,500,000      1,668,750
--------------------------------------------------------------
Thermo Electron Corp., Conv. Sub.
  Deb., 4.25%, 01/01/03
  (acquired 06/19/97; cost
  $2,085,750)(b)                      1,800,000      1,982,898
--------------------------------------------------------------
                                                     3,651,648
--------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-0.71%

Sunrise Assisted Living, Inc.,
  Conv. Sub. Notes, 5.50%,
  06/15/02
  (acquired 06/03/97; cost
  $2,000,000)(b)                      2,000,000      2,300,000
--------------------------------------------------------------
Tenet Healthcare Corp., Sr. Notes,
  8.00%, 01/15/05                     3,750,000      3,787,500
--------------------------------------------------------------
                                                     6,087,500
--------------------------------------------------------------

NATURAL GAS PIPELINE-0.18%

Enron Corp., Sr. Sub. Deb., 6.75%,
  07/01/05                              800,000        783,704
--------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%,
  08/15/04                              750,000        787,912
--------------------------------------------------------------
                                                     1,571,616
--------------------------------------------------------------
                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

OFFICE AUTOMATION-0.23%

Xerox Credit Corp., Conv. Series E
  Medium Term Notes, 2.875%,
  07/01/02                          $ 2,000,000   $  2,007,500
--------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.93%

Diamond Offshore Drilling, Inc.,
  Conv. Sub. Notes, 3.75%,
  02/15/07                            2,500,000      2,889,075
--------------------------------------------------------------
Pride Petroleum Services, Inc.,
  Conv. Sub. Deb., 6.25%, 02/15/06    2,500,000      5,057,925
--------------------------------------------------------------
                                                     7,947,000
--------------------------------------------------------------

POLLUTION CONTROL-1.08%

Thermo Ecotek Corp., Conv. Bonds,
  4.875%, 04/15/04
  (acquired 04/10/97; cost
  $895,000)(b)                          895,000        937,513
--------------------------------------------------------------
United Waste Systems, Inc., Conv.
  Sub. Notes, 4.50%, 06/01/01
  (acquired 05/31/96-08/07/96;
  cost $1,013,000)(b)                 1,000,000      1,376,560
--------------------------------------------------------------
  4.50%, 06/01/01                     2,500,000      3,441,400
--------------------------------------------------------------
WMX Technologies, Inc., Unsec.
  Notes, 7.10%, 08/01/26              3,500,000      3,535,455
--------------------------------------------------------------
                                                     9,290,928
--------------------------------------------------------------

PUBLISHING-0.12%

News America Holdings, Inc., Sr.
  Gtd. Deb., 9.25%, 02/01/13            900,000        997,749
--------------------------------------------------------------

RAILROADS-0.71%

Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37              3,000,000      3,054,750
--------------------------------------------------------------
Union Pacific Corp., Notes, 7.25%,
  11/01/08                            3,000,000      3,005,310
--------------------------------------------------------------
                                                     6,060,060
--------------------------------------------------------------

REAL ESTATE-0.35%

Finova Capital Corp., Unsec.
  Notes, 7.40%, 05/06/06              3,000,000      3,037,380
--------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.23%

Capstone Capital Corp., Conv. Sub.
  Deb., 6.55%, 03/14/02               2,000,000      1,929,180
--------------------------------------------------------------

RESTAURANTS-0.21%

Boston Chicken, Inc., Conv. Sub.
  Deb., 7.75%, 05/01/04               1,985,000      1,801,249
--------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.10%

Einstein/Noah Bagel Corp., Conv.
  Sub. Deb., 7.25%, 06/01/04
  (acquired 05/22/97; cost
  $1,000,000)(b)                      1,000,000        867,720
--------------------------------------------------------------

RETAIL (STORES)-0.97%

Federated Department Stores, Inc.,
  Conv. Notes, 5.00%, 10/01/03        1,500,000      1,800,390
--------------------------------------------------------------
Inacom Corp., Conv. Sub. Deb.,
  6.00%, 06/15/06                     2,000,000      2,943,540
--------------------------------------------------------------
J.C. Penney Co., Inc., Notes,
  6.50%, 06/15/02                     2,015,000      1,982,156
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

RETAIL (STORES)-(CONTINUED)

Pier 1 Imports, Inc., Conv. Sub.
  Notes, 5.75%, 10/01/03            $ 1,000,000   $  1,573,590
--------------------------------------------------------------
                                                     8,299,676
--------------------------------------------------------------

SEMICONDUCTORS-0.17%

Cirrus Logic, Inc., Conv. Sub.
  Notes, 6.00%, 12/15/03
  (acquired 12/12/96; cost
  $2,000,000)(b)                      2,000,000      1,474,380
--------------------------------------------------------------

TELECOMMUNICATION-1.23%

MCI Communications Corp., Putable
  Deb., 7.125%, 06/15/27              3,000,000      3,111,930
--------------------------------------------------------------
TCI Communications Inc., Sr.
  Notes, 8.00%, 08/01/05              1,000,000      1,017,820
--------------------------------------------------------------
360 Communications Co.,
  Sr. Unsec. Notes, 7.50%,
  03/01/06                            2,000,000      2,001,680
  Sr. Notes, 7.60%, 04/01/09          2,000,000      2,000,280
--------------------------------------------------------------
Union Pacific Resources Group
  Inc., Deb., 7.50%, 10/15/26         2,500,000      2,469,350
--------------------------------------------------------------
                                                    10,601,060
--------------------------------------------------------------

TELEPHONE-0.46%

BellSouth Capital Funding, Deb.,
  6.04%, 11/15/26                     4,000,000      3,967,680
--------------------------------------------------------------
    Total Domestic Bonds & Notes                   190,919,015
--------------------------------------------------------------
                                       SHARES

DOMESTIC COMMON STOCKS-51.84%

ADVERTISING/BROADCASTING-1.30%

Heftel Broadcasting Corp.(c)             40,000      2,210,000
--------------------------------------------------------------
Meredith Corp.                           26,000        754,000
--------------------------------------------------------------
Metro Networks, Inc.(c)                  43,100      1,045,175
--------------------------------------------------------------
Outdoor Systems, Inc.(c)                 77,400      2,960,550
--------------------------------------------------------------
Telemundo Group, Inc.-Class A (c)        70,000      1,680,000
--------------------------------------------------------------
Univision Communications, Inc.(c)        65,000      2,543,125
--------------------------------------------------------------
                                                    11,192,850
--------------------------------------------------------------

AEROSPACE/DEFENSE-0.46%

Boeing Co. (The)                         30,000      1,591,875
--------------------------------------------------------------
United Technologies Corp.                28,000      2,324,000
--------------------------------------------------------------
                                                     3,915,875
--------------------------------------------------------------

BANKING-0.52%

Banc One Corp.                           20,444        990,259
--------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(c)                                24,700        682,338
--------------------------------------------------------------
Wells Fargo & Co.                        10,500      2,829,750
--------------------------------------------------------------
                                                     4,502,347
--------------------------------------------------------------

BANKING (MONEY CENTER)-1.02%

BankAmerica Corp.                        30,000      1,936,875
--------------------------------------------------------------
Chase Manhattan Corp.                    37,000      3,591,312
--------------------------------------------------------------
Citicorp                                 27,000      3,255,187
--------------------------------------------------------------
                                                     8,783,374
--------------------------------------------------------------
                                       SHARES

BEVERAGES (SOFT DRINKS)-0.24%

PepsiCo, Inc.                            56,000   $  2,103,500
--------------------------------------------------------------

BUILDING MATERIALS-0.27%

Comfort Systems USA, Inc.(c)            149,200      2,331,250
--------------------------------------------------------------

BUSINESS SERVICES-2.10%

Abacus Direct Corp.(c)                   42,400      1,378,000
--------------------------------------------------------------
AccuStaff, Inc.(c)                       73,000      1,729,187
--------------------------------------------------------------
Administaff, Inc.(c)                     63,000      1,523,813
--------------------------------------------------------------
CUC International, Inc.                  80,000      2,065,000
--------------------------------------------------------------
Diebold, Inc.                            30,000      1,170,000
--------------------------------------------------------------
Equifax, Inc.                            52,000      1,933,750
--------------------------------------------------------------
First Aviation Services, Inc.(c)        130,000      1,267,500
--------------------------------------------------------------
Hertz Corp.-Class A(c)                   50,500      1,818,000
--------------------------------------------------------------
Learning Tree International,
  Inc.(c)                                49,050      2,176,594
--------------------------------------------------------------
MAXIMUS, Inc.(c)                         65,600      1,172,600
--------------------------------------------------------------
Metzler Group, Inc.(c)                   55,000      1,801,250
--------------------------------------------------------------
                                                    18,035,694
--------------------------------------------------------------

CHEMICALS-0.28%

Pioneer Hi-Bred International, Inc.      30,000      2,400,000
--------------------------------------------------------------

COMPUTER MAINFRAMES-0.39%

International Business Machines
  Corp.                                  37,000      3,336,937
--------------------------------------------------------------

COMPUTER MINI/PCS-0.95%

Compaq Computer Corp.(c)                 30,000      2,977,500
--------------------------------------------------------------
Dell Computer Corp.(c)                   20,000      2,348,750
--------------------------------------------------------------
Micron Electronics, Inc.(c)              62,200      1,107,938
--------------------------------------------------------------
Sun Microsystems, Inc.(c)                46,000      1,712,063
--------------------------------------------------------------
                                                     8,146,251
--------------------------------------------------------------

COMPUTER NETWORKING-1.06%

Ascend Communications, Inc.(c)           52,000      2,047,500
--------------------------------------------------------------
Cabletron Systems, Inc.(c)               24,000        679,500
--------------------------------------------------------------
Cisco Systems, Inc.(c)                   13,500        906,187
--------------------------------------------------------------
Comverse Technology, Inc.(c)             60,000      3,120,000
--------------------------------------------------------------
3Com Corp.(c)                            52,500      2,362,500
--------------------------------------------------------------
                                                     9,115,687
--------------------------------------------------------------

COMPUTER PERIPHERALS-0.64%

Adaptec, Inc.(c)                         41,000      1,424,750
--------------------------------------------------------------
EMC Corp.(c)                             85,000      3,315,000
--------------------------------------------------------------
NeoMagic Corp.(c)                        33,600        751,800
--------------------------------------------------------------
                                                     5,491,550
--------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-1.84%

Aris Corp.(c)                            31,100        680,312
--------------------------------------------------------------
Computer Associates International,
  Inc.                                   33,000      1,837,688
--------------------------------------------------------------
DST Systems, Inc.(c)                     65,000      2,165,312
--------------------------------------------------------------
HBO & Co.                                40,000      2,755,000
--------------------------------------------------------------
Industri-Matematik International
  Corp.(c)                               75,000      1,218,750
--------------------------------------------------------------
Microsoft Corp.(c)                       20,000      2,527,500
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Midway Games Inc.(c)                     71,900   $  1,545,850
--------------------------------------------------------------
National Data Corp.                      16,900        731,981
--------------------------------------------------------------
Oracle Corp.(c)                          24,000      1,209,000
--------------------------------------------------------------
Sterling Commerce, Inc.(c)               35,000      1,150,625
--------------------------------------------------------------
                                                    15,822,018
--------------------------------------------------------------

CONGLOMERATES-0.14%

Textron, Inc.                            18,000      1,194,750
--------------------------------------------------------------

CONSUMER NON-DURABLES-0.21%

Blyth Industries, Inc.(c)                52,500      1,771,875
--------------------------------------------------------------

COSMETICS & TOILETRIES-2.01%

Avon Products, Inc.                      38,000      2,681,375
--------------------------------------------------------------
Carson, Inc.(c)                          60,000        645,000
--------------------------------------------------------------
Colgate-Palmolive Co.                    30,000      1,957,500
--------------------------------------------------------------
Estee Lauder Companies-Class A           25,000      1,256,250
--------------------------------------------------------------
French Fragrances, Inc.(c)              100,000        925,000
--------------------------------------------------------------
Gillette Co.                             15,000      1,421,250
--------------------------------------------------------------
Kimberly-Clark Corp.                     45,000      2,238,750
--------------------------------------------------------------
Procter & Gamble Co. (The)               12,500      1,765,625
--------------------------------------------------------------
Warner-Lambert Co.                       35,000      4,348,750
--------------------------------------------------------------
                                                    17,239,500
--------------------------------------------------------------

ELECTRIC POWER-0.19%

AES Corp.(c)                             23,000      1,627,260
--------------------------------------------------------------
                                                     1,627,260
--------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.07%

SBS Technologies, Inc.(c)                75,000      1,734,375
--------------------------------------------------------------
SCI Systems, Inc.(c)                     29,000      1,848,750
--------------------------------------------------------------
Thermo Instrument Systems, Inc.(c)       50,000      1,531,250
--------------------------------------------------------------
Westinghouse Electric Corp.             175,000      4,046,875
--------------------------------------------------------------
                                                     9,161,250
--------------------------------------------------------------

ELECTRONICS/PC DISTRIBUTORS-0.11%

Ingram Micro, Inc.-Class A(c)            40,000        965,000
--------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-0.12%

Calenergy, Inc.(c)                       28,000      1,064,000
--------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.55%

ARM Financial Group, Inc.-Class A(c)     84,400      1,688,000
--------------------------------------------------------------
Merrill Lynch & Co., Inc.                40,000      2,385,000
--------------------------------------------------------------
Ocwen Asset Investment Corp.             30,300        613,575
--------------------------------------------------------------
                                                     4,686,575
--------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-2.47%

American Express Co.                     35,000      2,607,500
--------------------------------------------------------------
Capital One Financial Corp.              20,000        755,000
--------------------------------------------------------------
Consumer Portfolio Services, Inc.(c)     60,000        727,500
--------------------------------------------------------------
Federal Home Loan Mortgage Corp.         68,000      2,337,500
--------------------------------------------------------------
Federal National Mortgage
  Association                            40,000      1,745,000
--------------------------------------------------------------
                                                     MARKET
                                       SHARES        VALUE

FINANCE (CONSUMER CREDIT)-(CONTINUED)

Finova Group, Inc.                       25,000   $  1,912,500
--------------------------------------------------------------
Green Tree Financial Corp.               50,000      1,781,250
--------------------------------------------------------------
MBNA Corp.                               47,500      1,739,687
--------------------------------------------------------------
Medallion Financial Corp.                50,400        963,900
--------------------------------------------------------------
Metris Companies Inc.                    25,000        820,313
--------------------------------------------------------------
Southern Pacific Funding Corp.(c)       100,000      1,662,500
--------------------------------------------------------------
Student Loan Marketing Association       25,000      3,175,000
--------------------------------------------------------------
SunAmerica, Inc.                         20,000        975,000
--------------------------------------------------------------
                                                    21,202,650
--------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.90%

TCF Financial Corp.                      60,000      2,962,500
--------------------------------------------------------------
Washington Mutual, Inc.                  80,000      4,780,000
--------------------------------------------------------------
                                                     7,742,500
--------------------------------------------------------------

FOOD/PROCESSING-0.70%

ConAgra, Inc.                            22,500      1,442,813
--------------------------------------------------------------
Dean Foods Co.                           39,000      1,574,625
--------------------------------------------------------------
Ralston-Ralston Purina Group             36,000      2,958,750
--------------------------------------------------------------
                                                     5,976,188
--------------------------------------------------------------

FUNERAL SERVICES-0.13%

Service Corp. International              33,222      1,092,187
--------------------------------------------------------------

FURNITURE-0.36%

Ethan Allen Interiors, Inc.              55,000      3,135,000
--------------------------------------------------------------

GAS DISTRIBUTION-0.64%

Consolidated Natural Gas Co.             25,000      1,345,312
--------------------------------------------------------------
KN Energy, Inc.                          18,000        758,250
--------------------------------------------------------------
MCN Corp.                                45,000      1,378,125
--------------------------------------------------------------
Public Service Company of North
  Carolina, Inc.                        106,000      2,033,875
--------------------------------------------------------------
                                                     5,515,562
--------------------------------------------------------------

HOTELS/MOTELS-0.69%

HFS, Inc.(c)                             32,000      1,856,000
--------------------------------------------------------------
Hilton Hotels Corp.                      70,000      1,859,375
--------------------------------------------------------------
Marriott International, Inc.             30,000      1,841,250
--------------------------------------------------------------
U.S. Franchise Systems, Inc.(c)          40,000        395,000
--------------------------------------------------------------
                                                     5,951,625
--------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.23%

Equitable Companies, Inc.                75,000      2,493,750
--------------------------------------------------------------
Hartford Life, Inc.-Class A(c)           26,300        986,250
--------------------------------------------------------------
Lincoln National Corp.                   25,000      1,609,375
--------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                          110,000      2,921,875
--------------------------------------------------------------
ReliaStar Financial Corp.                35,000      2,559,375
--------------------------------------------------------------
                                                    10,570,625
--------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-2.87%

Aetna Inc.                               34,000      3,480,750
--------------------------------------------------------------
AmerUs Life Holdings, Inc.-Class A       66,700      1,859,263
--------------------------------------------------------------
Capital Re Corp.                         20,000      1,070,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

INSURANCE (MULTI-LINE PROPERTY)-(CONTINUED)

CapMAC Holdings, Inc.                    73,500   $  2,471,437
--------------------------------------------------------------
Chubb Corp.                              32,000      2,140,000
--------------------------------------------------------------
CIGNA Corp.                              18,000      3,195,000
--------------------------------------------------------------
Everest Re Holdings, Inc.                70,000      2,773,750
--------------------------------------------------------------
MGIC Investment Corp.                    60,000      2,876,250
--------------------------------------------------------------
Travelers Group, Inc.                    41,333      2,606,562
--------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                          55,000      2,193,125
--------------------------------------------------------------
                                                    24,666,137
--------------------------------------------------------------

LEISURE & RECREATION-0.68%

Galoob Toys, Inc.                        80,000      1,510,000
--------------------------------------------------------------
Silverleaf Resorts, Inc.(c)              65,800      1,011,675
--------------------------------------------------------------
Steinway Musical Instruments(c)          82,000      1,599,000
--------------------------------------------------------------
Vail Resorts Inc.(c)                     70,000      1,771,875
--------------------------------------------------------------
                                                     5,892,550
--------------------------------------------------------------

MACHINE TOOLS-0.08%

JLK Direct Distribution Inc.-Class A     25,800        661,125
--------------------------------------------------------------

MACHINERY (HEAVY)-0.77%

Case Corp.                               26,000      1,790,750
--------------------------------------------------------------
Caterpillar Inc.                         27,500      2,952,813
--------------------------------------------------------------
Deere & Co.                              34,000      1,865,750
--------------------------------------------------------------
                                                     6,609,313
--------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.47%

Greenwich Air Services, Inc.-Class B(c)  62,000      1,801,875
--------------------------------------------------------------
U.S. Rentals, Inc.(c)                    87,700      2,219,906
--------------------------------------------------------------
                                                     4,021,781
--------------------------------------------------------------

MEDICAL (DRUGS)-3.61%

Abbott Laboratories                      32,500      2,169,375
--------------------------------------------------------------
American Home Products Corp.             30,000      2,295,000
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 56,000      4,536,000
--------------------------------------------------------------
Cardinal Health, Inc.                    40,000      2,290,000
--------------------------------------------------------------
Dura Pharmaceuticals, Inc.(c)            55,000      2,193,125
--------------------------------------------------------------
Johnson & Johnson                        43,000      2,768,125
--------------------------------------------------------------
Lilly (Eli) & Co.                        45,000      4,919,063
--------------------------------------------------------------
Merck & Co., Inc.                        38,500      3,984,750
--------------------------------------------------------------
Pfizer, Inc.                             27,000      3,226,500
--------------------------------------------------------------
Schering-Plough Corp.                    56,000      2,681,000
--------------------------------------------------------------
                                                    31,062,938
--------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.66%

Columbia/HCA Healthcare Corp.            50,000      1,965,625
--------------------------------------------------------------
MedPartners, Inc.(c)                     75,000      1,621,875
--------------------------------------------------------------
Oxford Health Plans, Inc.(c)             35,000      2,511,250
--------------------------------------------------------------
PhyCor, Inc.(c)                          25,000        860,937
--------------------------------------------------------------
RoTech Medical Corp.(c)                  60,000      1,203,750
--------------------------------------------------------------
Sunrise Assisted Living, Inc.(c)         72,000      2,520,000
--------------------------------------------------------------
Tenet Healthcare Corp.(c)                45,000      1,330,312
--------------------------------------------------------------
                                                     MARKET
                                       SHARES        VALUE

MEDICAL (PATIENT SERVICES)-(CONTINUED)

United Healthcare Corp.(c)               43,000   $  2,236,000
--------------------------------------------------------------
                                                    14,249,749
--------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-1.43%

Baxter International Inc.                41,500      2,168,375
--------------------------------------------------------------
Becton, Dickinson & Co.                  30,000      1,518,750
--------------------------------------------------------------
Medtronic, Inc.                          55,000      4,637,188
--------------------------------------------------------------
Omnicare, Inc.                           43,000      1,349,125
--------------------------------------------------------------
Quintiles Transnational Corp.(c)         20,000      1,392,500
--------------------------------------------------------------
US Surgical Corp.(c)                     33,355      1,242,474
--------------------------------------------------------------
                                                    12,308,412
--------------------------------------------------------------

NATURAL GAS PIPELINE-1.17%

Columbia Gas System, Inc.                25,000      1,631,250
--------------------------------------------------------------
El Paso Natural Gas Co.                  37,000      2,035,000
--------------------------------------------------------------
Enron Corp.                              40,000      1,632,500
--------------------------------------------------------------
Sonat, Inc.                              36,000      1,845,000
--------------------------------------------------------------
Williams Companies, Inc. (The)           66,000      2,887,500
--------------------------------------------------------------
                                                    10,031,250
--------------------------------------------------------------

OIL & GAS (DRILLING)-0.51%

Costilla Energy, Inc.                   102,000      1,313,250
--------------------------------------------------------------
Patterson Energy, Inc.(c)                48,900      2,218,838
--------------------------------------------------------------
Santa Fe International Corp.(c)          25,100        853,400
--------------------------------------------------------------
                                                     4,385,488
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.12%

Energen Corp.                            42,900      1,445,194
--------------------------------------------------------------
Houston Exploration Co. (The)(c)         33,200        516,675
--------------------------------------------------------------
Nuevo Energy Co.(c)                      40,000      1,640,000
--------------------------------------------------------------
Pogo Producing Co.                       24,300        940,106
--------------------------------------------------------------
Swift Energy Co.(c)                      60,000      1,432,500
--------------------------------------------------------------
Titan Exploration, Inc.(c)              145,400      1,762,975
--------------------------------------------------------------
Vintage Petroleum, Inc.(c)               62,000      1,906,500
--------------------------------------------------------------
                                                     9,643,950
--------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-0.14%

Tosco Corp.                              40,000      1,197,500
--------------------------------------------------------------

OIL & GAS (SERVICES)-1.39%

Exxon Corp.                              26,000      1,599,000
--------------------------------------------------------------
Halliburton Co.(c)                       30,000      2,377,500
--------------------------------------------------------------
Louisiana Land & Exploration Co.         30,000      1,713,750
--------------------------------------------------------------
Mobil Corp.                              27,000      1,886,625
--------------------------------------------------------------
Newpark Resources, Inc.(c)               86,000      2,902,500
--------------------------------------------------------------
SEACOR Holdings Inc.(c)                  28,000      1,464,750
--------------------------------------------------------------
                                                    11,944,125
--------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.55%

Coastal Corp. (The)                      42,000      2,233,875
--------------------------------------------------------------
Nabors Industries, Inc.(c)              102,000      2,550,000
--------------------------------------------------------------
                                                     4,783,875
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

PAPER & FOREST PRODUCTS-0.12%

American Pad & Paper Co.(c)              60,000   $  1,012,500
--------------------------------------------------------------

POLLUTION CONTROL-0.24%

US Filter Corp.                          75,000      2,043,750
--------------------------------------------------------------

REAL ESTATE-0.90%

Boston Properties, Inc.(c)              115,000      3,162,500
--------------------------------------------------------------
Cali Realty Corp.                        60,000      2,040,000
--------------------------------------------------------------
Crescent Operating, Inc.(c)               4,000         48,000
--------------------------------------------------------------
Golf Trust of America, Inc.              37,700      1,048,531
--------------------------------------------------------------
Kilroy Realty Corp.                      56,400      1,424,100
--------------------------------------------------------------
                                                     7,723,131
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.09%

Alexandria Real Estate Equities, Inc.    90,800      1,991,925
--------------------------------------------------------------
Bay Apartment Communities, Inc.          40,000      1,480,000
--------------------------------------------------------------
Crescent Real Estate Equities, Inc.      40,000      1,270,000
--------------------------------------------------------------
FelCor Suite Hotels, Inc.                18,000        670,500
--------------------------------------------------------------
OMEGA Healthcare Investors, Inc.         29,000        947,938
--------------------------------------------------------------
Patriot American Hospitality, Inc.       58,000      1,479,000
--------------------------------------------------------------
Starwood Lodging Trust                   36,000      1,536,750
--------------------------------------------------------------
                                                     9,376,113
--------------------------------------------------------------

RESTAURANTS-0.20%

Cracker Barrel Old Country Store, Inc.   65,000      1,722,500
--------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.30%

American Stores Co.                      33,500      1,654,062
--------------------------------------------------------------
Dominick's Supermarkets, Inc.(c)         84,000      2,236,500
--------------------------------------------------------------
Safeway, Inc.(c)                         65,000      2,998,125
--------------------------------------------------------------
Twinlab Corp.(c)                        100,000      2,400,000
--------------------------------------------------------------
Weider Nutrition International, Inc.    116,200      1,844,675
--------------------------------------------------------------
                                                    11,133,362
--------------------------------------------------------------

RETAIL (STORES)-1.49%

CompUSA, Inc.(c)                         85,000      1,827,500
--------------------------------------------------------------
Guitar Center Inc.(c)                    50,000        843,750
--------------------------------------------------------------
Kmart Corp.(c)                           60,000        735,000
--------------------------------------------------------------
Linens 'N Things, Inc.(c)                70,000      2,073,750
--------------------------------------------------------------
Lowe's Companies, Inc.                   35,000      1,299,375
--------------------------------------------------------------
Ross Stores, Inc.                        60,000      1,961,250
--------------------------------------------------------------
Saks Holdings, Inc.(c)                   80,500      2,012,500
--------------------------------------------------------------
U.S. Office Products Co.(c)              68,000      2,078,250
--------------------------------------------------------------
                                                    12,831,375
--------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.12%

Cornell Corrections, Inc.(c)             40,000        660,000
--------------------------------------------------------------
O'Gara Co. (The)(c)                      35,000        358,750
--------------------------------------------------------------
                                                     1,018,750
--------------------------------------------------------------
                                                     MARKET
                                       SHARES        VALUE

SEMICONDUCTORS-1.88%

Analog Devices Inc.(c)                   70,000   $  1,859,375
--------------------------------------------------------------
Applied Materials, Inc.(c)               40,000      2,832,500
--------------------------------------------------------------
Intel Corp.                              30,000      4,254,375
--------------------------------------------------------------
LSI Logic Corp.(c)                       61,224      1,959,168
--------------------------------------------------------------
Motorola, Inc.                           25,000      1,900,000
--------------------------------------------------------------
Texas Instruments, Inc.                  40,000      3,362,500
--------------------------------------------------------------
                                                    16,167,918
--------------------------------------------------------------

SHOES & RELATED APPAREL-0.65%

Nine West Group, Inc.(c)                 60,000      2,291,250
--------------------------------------------------------------
Polo Ralph Lauren Corp.(c)              120,000      3,285,000
--------------------------------------------------------------
                                                     5,576,250
--------------------------------------------------------------

TELECOMMUNICATIONS-2.69%

ADC Telecommunications, Inc.(c)          90,000      3,003,750
--------------------------------------------------------------
Brooks Fiber Properties, Inc.(c)         80,000      2,700,000
--------------------------------------------------------------
CellNet Data Systems Inc.(c)             36,100        448,994
--------------------------------------------------------------
Iridium World Communications Ltd.(c)     55,100        998,687
--------------------------------------------------------------
LCC International, Inc.-Class A(c)       45,000        708,750
--------------------------------------------------------------
Lucent Technologies, Inc.                43,200      3,113,100
--------------------------------------------------------------
McLeod, Inc.-Class A(c)                  45,000      1,518,750
--------------------------------------------------------------
Qwest Communications International
  Inc.(c)                               116,200      3,166,450
--------------------------------------------------------------
Superior Telecom Inc.(c)                 76,000      2,394,000
--------------------------------------------------------------
Teleport Communications Group
  Inc.-Class A(c)                        40,000      1,365,000
--------------------------------------------------------------
Tellabs, Inc.(c)                         50,000      2,793,750
--------------------------------------------------------------
West TeleServices Corp.(c)               60,000        885,000
--------------------------------------------------------------
                                                    23,096,231
--------------------------------------------------------------

TELEPHONE-0.73%

Ameritech Corp.                          21,500      1,460,656
--------------------------------------------------------------
Cincinnati Bell, Inc.                    82,000      2,583,000
--------------------------------------------------------------
GTE Corp.                                23,000      1,009,125
--------------------------------------------------------------
SBC Communications, Inc.                 20,000      1,237,500
--------------------------------------------------------------
                                                     6,290,281
--------------------------------------------------------------

TEXTILES-0.15%

Liz Claiborne, Inc.                      27,000      1,258,875
--------------------------------------------------------------

TOBACCO-0.57%

Philip Morris Companies, Inc.           110,000      4,881,250
--------------------------------------------------------------

TRANSPORTATION-0.48%

AirNet Systems, Inc.                     80,100      1,311,638
--------------------------------------------------------------
Coach USA, Inc.                         105,000      2,789,062
--------------------------------------------------------------
                                                     4,100,700
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

WATER SUPPLY-0.19%

Waterlink, Inc.(c)                      124,000   $  1,612,000
--------------------------------------------------------------
    Total Domestic Common Stocks                   445,377,059
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-4.95%

ADVERTISING/BROADCASTING-0.09%

Time Warner Inc.-Series M, $102.50
  PIK Conv. Pfd.                            679        751,948
--------------------------------------------------------------

AEROSPACE/DEFENSE-0.13%

Loral Space & Communications- $3.00
  Conv. Pfd.
  (acquired 11/01/96; cost
  $1,117,500)(b)                         22,350      1,119,914
--------------------------------------------------------------

COSMETICS & TOILETRIES-0.16%

McKesson Corp.-$2.50 Conv. Pfd.
  (acquired 02/13/97; cost
  $1,105,000)(b)                         22,100      1,374,355
--------------------------------------------------------------

ELECTRIC POWER-0.20%

CalEnergy Co., Inc.-$3.125 Conv. Pfd.
  (acquired 02/20/97; cost
  $1,200,000)(b)                         24,000      1,366,896
--------------------------------------------------------------
Citizens Utilities Co.-$2.50 Conv. Pfd.   7,000        306,250
--------------------------------------------------------------
                                                     1,673,146
--------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.52%

AES Trust I-Series A-$2.69 Conv. Pfd.    33,000      1,942,875
--------------------------------------------------------------
CNF Trust I-$2.50 Conv. Pfd.             45,000      2,520,000
--------------------------------------------------------------
                                                     4,462,875
--------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.83%

Money Store, Inc. (The)-$1.72 Conv.
  Pfd.                                  100,000      2,725,000
--------------------------------------------------------------
Penncorp Financial Group,
  Inc.-$3.50 Conv. Pfd.
  (acquired 08/02/96-11/15/96; cost
  $2,072,500)(b)                         40,000      2,515,000
--------------------------------------------------------------
SunAmerica, Inc.-Series E,
  $3.10 Dep. Conv. Pfd.                  18,000      1,930,500
--------------------------------------------------------------
                                                     7,170,500
--------------------------------------------------------------

GAS UTILITY-0.15%

MCN Corp.-$2.013 Conv. PRIDES            46,000      1,282,250
--------------------------------------------------------------

HOTELS/MOTELS-0.20%

Host Marriott Financial
  Trust-$3.375 Conv. Pfd.
  (acquired 11/25/96; cost
  $1,500,000)(b)                         30,000      1,740,330
--------------------------------------------------------------

INSURANCE (BROKER)-0.17%

American Bankers Insurance
  Group-$3.125 Conv. Pfd.                20,000      1,440,000
--------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.12%

Conseco Inc.-$4.278 Conv. PRIDES          8,000      1,038,000
--------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-0.53%

Allstate Corp.-$2.30 Conv. Pfd.          16,000        832,000
--------------------------------------------------------------
Frontier Financing Trust-$3.125
  Conv. Pfd.
  (acquired 10/09/96; cost
  $2,500,000)(b)                         50,000      3,757,850
--------------------------------------------------------------
                                                     4,589,850
--------------------------------------------------------------
                                                     MARKET
                                       SHARES        VALUE

LEISURE & RECREATION-0.15%

Royal Caribbean Cruises Ltd.-$3.63
  Conv. Pfd.                             20,750   $  1,281,312
--------------------------------------------------------------

OIL & GAS
  (REFINING/MARKETING)-0.13%

Tosco Financing Trust-$2.875 Conv. Pfd.
  (acquired 12/10/96-12/11/96; cost
  $1,003,625)(b)                         20,000      1,111,000
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-0.25%

Vornado Realty Trust-$3.25 Conv. Pfd.    40,000      2,120,000
--------------------------------------------------------------

RETAIL (STORES)-0.23%

AnnTaylor Finance Trust-$4.25 Conv. Pfd.
  (acquired 04/18/96-04/29/96; cost
  $999,000)(b)                           20,000      1,199,240
--------------------------------------------------------------
Kmart Financing-$3.875 Conv. Pfd.        14,000        768,250
--------------------------------------------------------------
                                                     1,967,490
--------------------------------------------------------------

TELECOMMUNICATIONS-0.41%

Qualcomm Financial Trust-$2.875
  Conv. Pfd.
  (acquired 02/19/97; cost
  $3,750,000)(b)                         75,000      3,562,500
--------------------------------------------------------------

TELEPHONE-0.53%

Salomon Inc.-$3.48 Conv. Pfd.            14,600        932,575
--------------------------------------------------------------
WorldCom, Inc.-$2.68 Conv. Dep. Pfd.     32,000      3,608,000
--------------------------------------------------------------
                                                     4,540,575
--------------------------------------------------------------

TRANSPORTATION-0.15%

Hvide Capital Trust-$3.25 Conv. Pfd.
  (acquired 06/24/97; cost
  $1,250,000)(b)                         25,000      1,318,750
--------------------------------------------------------------
    Total Domestic Convertible Preferred Stocks     42,544,795
--------------------------------------------------------------

U.S. DOLLAR DENOMINATED FOREIGN BONDS
  & NOTES-3.99%

                                     PRINCIPAL
                                       AMOUNT

CANADA-1.81%

Bell Canada (Telecommunications),
  Yankee Deb., 9.50%, 10/15/10       $1,750,000      2,085,318
--------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
  Inc.(Retail-Food & Drug), Yankee
  Gtd. Notes, 7.78%, 11/01/00
  (acquired 10/18/95; cost
  $500,000)(b)                          500,000        512,440
--------------------------------------------------------------
Husky Oil Ltd. (Oil &
  Gas-Integrated), Sr. Yankee Notes
  7.125%, 11/15/06                    3,000,000      2,987,160
--------------------------------------------------------------
Nova Chemicals Ltd. (Oil &
  Gas-Specialty), Yankee Deb.,
  7.00%, 08/15/26                     4,000,000      4,009,840
--------------------------------------------------------------
Province of Manitoba (Foreign
  Government), Yankee Bonds, 7.75%,
  07/17/16                            1,500,000      1,574,865
--------------------------------------------------------------
Royal Bank of Canada (Banking),
  Yankee Sub. Notes, 6.75%,
  10/24/11                            3,000,000      2,912,220
--------------------------------------------------------------
Talisman Energy, Inc. (Oil &
  Gas-Exploration & Production),
  Yankee Deb., 7.125%, 06/01/07       1,500,000      1,474,575
--------------------------------------------------------------
                                                    15,556,418
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

CHINA-0.38%

Shanghai Investment Holdings
  (Finance-Asset Management), Conv.
  Gtd. Notes, 1.00%, 06/12/02
  (acquired 06/05/97; cost
  $3,100,000)(b)                     $3,100,000   $  3,270,500
--------------------------------------------------------------

GERMANY-0.82%

Deutsche Bank Finance BV (Banking),
  Conv. Gtd. Bonds, 3.80%, 02/12/17
  (acquired 01/16/97; cost
  $1,642,600)(a)(b)                   4,000,000      1,840,840
--------------------------------------------------------------
Dresdner Bank A.G. (Banking), Sub.
  Bonds, 6.00%, 11/03/08              4,000,000      3,690,000
--------------------------------------------------------------
Tarkett International (Textiles),
  Yankee Sr. Sub. Notes, 9.00%,
  03/01/02                            1,500,000      1,548,750
--------------------------------------------------------------
                                                     7,079,590
--------------------------------------------------------------

NETHERLANDS-0.19%

Baan Co., N.V. (Computer
  Software/Services), Conv. Sub.
  Notes, 4.50%, 12/15/01
  (acquired 12/12/96; cost
  $1,000,000)(b)                      1,000,000      1,597,480
--------------------------------------------------------------

NORWAY-0.30%

Petroleum Geo-Services A.S.A. (Oil
  & Gas-Services), Yankee Notes,
  7.50%, 03/31/07                     2,500,000      2,534,275
--------------------------------------------------------------

SWITZERLAND-0.22%

Sandoz Capital BVI Ltd.
  (Chemicals), Gtd. Deb., 2.00%,
  10/06/02
  (acquired 03/07/96-06/05/96; cost
  $1,306,500)(b)                      1,250,000      1,918,750
--------------------------------------------------------------

UNITED KINGDOM-0.27%

Eidos PLC (Computer
  Software/Services), Sr. Conv.
  Bonds, 6.25%, 07/31/02
  (acquired 03/14/97; cost
  $1,000,000)(b)                      1,000,000        920,000
--------------------------------------------------------------
Royal Bank of Scotland PLC
  (Banking), Yankee Sub. Notes,
  6.375%, 02/01/11                    1,500,000      1,372,845
--------------------------------------------------------------
                                                     2,292,845
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Foreign Bonds & Notes                         34,249,858
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES(d)-2.45%

CANADA-1.34%

Bank of Montreal (Finance-Asset
  Management), Sub. Deb., 7.92%,
  07/31/12          CAD               1,850,000      1,461,164
--------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Services), Deb., 11.00%,
  10/31/00                            1,500,000      1,246,316
--------------------------------------------------------------
NAV Canada (Transportation), Bonds,
  7.40%, 06/01/27                     3,500,000      2,619,038
--------------------------------------------------------------
Province of Ontario (Foreign
  Government Securities), Sr.
  Unsec. Unsub. Global Bonds,
  8.00%, 03/11/03                     2,300,000      1,824,794
--------------------------------------------------------------
Teleglobe Canada, Inc.
  (Telecommunications), Unsec.
  Deb., 8.35%, 06/20/03               1,000,000        797,016
--------------------------------------------------------------
Trans-Canada Pipelines (Oil &
  Gas-Services), Series Q Deb.,
  10.625%, 10/20/09                   1,500,000      1,409,118
--------------------------------------------------------------
                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

CANADA-(CONTINUED)

Westcoast Energy Inc. (Electric
  Power), Deb., 6.45%, 12/18/06
  (acquired 12/03/96; cost
  $2,217,508)(b) CAD                  3,000,000   $  2,140,048
--------------------------------------------------------------
                                                    11,497,494
--------------------------------------------------------------

UNITED KINGDOM-1.11%

Fannie Mae (Foreign Government
  Securities), Sr. Unsec. Notes,
  6.875%, 06/07/02    GBP             2,800,000      4,602,926
--------------------------------------------------------------
Sutton Bridge Financing Ltd.
  (Finance-Consumer Credit), Gtd.
  Bonds 8.625%, 06/30/22
  (acquired 05/29/97; cost
  $4,890,565)(b)                      3,000,000      4,974,046
--------------------------------------------------------------
                                                     9,576,972
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Foreign Bonds &
      Notes                                         21,074,466
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-4.51%

                                       SHARES

BRAZIL-0.48%

Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR
  (Telecommunications)                   10,500      1,593,375
--------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banking)(c)                  68,300      2,535,638
--------------------------------------------------------------
                                                     4,129,013
--------------------------------------------------------------

CANADA-0.23%

Philip Services Corp. (Pollution
  Control)(c)                           125,000      1,984,375
--------------------------------------------------------------

FINLAND-0.20%

Nokia Oy A.B.-Class A-ADR
  (Telecommunications)                   23,500      1,733,125
--------------------------------------------------------------

FRANCE-0.15%

AXA-ADR (Insurance-Life & Health)        40,000      1,265,000
--------------------------------------------------------------

GERMANY-0.07%

VEBA A.G. (Electric Power)               10,750        604,036
--------------------------------------------------------------

ISRAEL-0.62%

ECI Telecommunications Ltd. Designs
  (Computer Networking)                  24,000        714,000
--------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)               35,000      2,266,250
--------------------------------------------------------------
TTI Team Telecom International Ltd.
  (Telecommunications)(c)               109,000        504,125
--------------------------------------------------------------
Zag Industries Ltd. (Consumer
  Non-Durables)(c)                      180,000      1,845,000
--------------------------------------------------------------
                                                     5,329,375
--------------------------------------------------------------

NETHERLANDS-0.74%

Gucci Group N.V.-ADR-New York
  shares (Textiles)                      40,000      2,575,000
--------------------------------------------------------------
Koninklijke Ahold NV-ADR
  (Retail-Food & Drug)                   20,604      1,752,628
--------------------------------------------------------------
New Holland N.V. (Machinery-Heavy)       75,000      2,053,125
--------------------------------------------------------------
                                                     6,380,753
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

NORWAY-0.41%

Petroleum Geo-Services ASA-ADR (Oil
  & Gas-Services)                        30,000   $  1,466,250
--------------------------------------------------------------
Stolt Comex Seaway, S.A. (Oil &
  Gas-Services)(c)                       80,000      2,030,000
--------------------------------------------------------------
                                                     3,496,250
--------------------------------------------------------------

PORTUGAL-0.10%

Telecel-Comunicacaoes Pessoais,
  S.A. (Telecommunications)
  (acquired 12/09/96; cost
  $521,901)(b)(c)                        10,300        852,325
--------------------------------------------------------------

SPAIN-0.13%

Autopistas Concesionaria Espanola
  S.A. (Engineering & Construction)      82,000      1,112,996
--------------------------------------------------------------

SWEDEN-0.12%

Telefonaktiebolaget LM Ericsson-ADR
  (Telecommunications)                   25,000        984,375
--------------------------------------------------------------

UNITED KINGDOM-1.26%

Avis Europe PLC (Transportation)        765,450      1,739,972
--------------------------------------------------------------
Bass PLC (Beverages-Alcoholic)           64,350        785,498
--------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Automation)                    60,000      2,452,500
--------------------------------------------------------------
Doncasters PLC-ADR
  (Aerospace/Defense)                    30,000        693,750
--------------------------------------------------------------
Railtrack Group PLC (Railroads)         300,000      3,124,938
--------------------------------------------------------------
SELECT Software Tools-ADR (Computer
  Software/Services)                     38,000        503,500
--------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Medical-Drugs)                        17,000      1,557,625
--------------------------------------------------------------
                                                    10,857,783
--------------------------------------------------------------
    Total Foreign Stocks & Other Equity
      Interests                                     38,729,406
--------------------------------------------------------------
                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

U.S. TREASURY SECURITIES-8.62%

U.S. TREASURY NOTES & BONDS-8.62%

Notes, 7.125%, 02/29/00             $ 2,500,000   $  2,555,950
--------------------------------------------------------------
Notes, 6.375%, 03/31/01               5,000,000      5,009,100
--------------------------------------------------------------
Notes, 6.50%, 05/31/01               17,000,000     17,096,730
--------------------------------------------------------------
Notes, 6.625%, 06/30/01              10,000,000     10,098,400
--------------------------------------------------------------
Notes, 7.25%, 08/15/04                2,500,000      2,606,325
--------------------------------------------------------------
Notes, 7.50%, 02/15/05                3,000,000      3,175,110
--------------------------------------------------------------
Notes, 6.50%, 10/15/06               12,000,000     11,954,040
--------------------------------------------------------------
Notes, 6.25%, 02/15/07               10,000,000      9,788,500
--------------------------------------------------------------
Bonds, 6.75%, 08/15/26                3,000,000      2,970,450
--------------------------------------------------------------
Bonds, 6.625%, 02/15/27               9,000,000      8,808,930
--------------------------------------------------------------
    Total U.S. Treasury Securities                  74,063,535
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-0.47%

Tennessee Valley Authority, Bonds,
  5.98%, 04/01/36                     4,000,000      4,023,250
--------------------------------------------------------------

REPURCHASE AGREEMENT(e)-0.79%

UBS Securities Inc., 6.10%,
  07/01/97(f)                         6,800,758      6,800,758
--------------------------------------------------------------
TOTAL INVESTMENTS-99.84%                           857,782,142
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.16%                  1,348,202
--------------------------------------------------------------
NET ASSETS-100.00%                                $859,130,344
==============================================================

Notes to Schedule of Investments:

(a) Zero coupon bonds. The interest rate shown represents the rate of original issue discount.
(b) Restricted Security. May be sold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/97 was $55,959,552, which represented 6.51% of the Fund's net assets.
(c) Non-income producing security.
(d) Foreign denominated security. Par value and coupon rate are denominated in currency of country indicated.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 06/30/97 with a maturing value of $300,050,833. Collateralized by $320,816,334 U.S. Government obligations, 0% to 13.25% due 07/14/97 to 04/01/27 with an aggregate market value at 06/30/97 of $306,003,435.

Abbreviations:

ACES  - Automatic Convertible Exchange   GDR    - Global Depository Receipt
        Security                         Pfd.   - Preferred
ADR   - American Depository Receipt      PIK    - Payment in Kind
CAD   - Canadian Dollar                  PRIDES - Preferred Redeemable Increased
Conv. - Convertible                               Dividend Equity Securities
Ctf.  - Certificates                     Sec.   - Secured
Deb.  - Debentures                       Sr.    - Senior
Dep.  - Depository                       Sub.   - Subordinated
Exch. - Exchangeable                     Unsec. - Unsecured
Gtd.  - Guaranteed                       Unsub. - Unsubordinated
GBP   - British Pounds

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $730,002,570)                              $857,782,142
---------------------------------------------------------
Foreign currencies, at market value (cost
  $326,819)                                       328,608
---------------------------------------------------------
Receivables for:
  Investments sold                              5,841,143
---------------------------------------------------------
  Fund shares sold                              4,478,202
---------------------------------------------------------
  Interest and dividends                        5,654,982
---------------------------------------------------------
Investment for deferred compensation plan          13,850
---------------------------------------------------------
Other assets                                       44,762
---------------------------------------------------------
    Total assets                              874,143,689
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        11,910,155
---------------------------------------------------------
  Dividends                                       550,130
---------------------------------------------------------
  Fund shares reacquired                        1,203,526
---------------------------------------------------------
  Options written                                  60,000
---------------------------------------------------------
  Deferred compensation plan                       13,850
---------------------------------------------------------
Accrued advisory fees                             379,686
---------------------------------------------------------
Accrued administrative service fees                 7,767
---------------------------------------------------------
Accrued distribution fees                         624,916
---------------------------------------------------------
Accrued transfer agent fees                       112,147
---------------------------------------------------------
Accrued trustees' fees                              2,231
---------------------------------------------------------
Accrued operating expenses                        148,937
---------------------------------------------------------
    Total liabilities                          15,013,345
---------------------------------------------------------

Net assets applicable to shares outstanding  $859,130,344
=========================================================

NET ASSETS:

Class A                                      $513,524,763
=========================================================
Class B                                      $345,605,581
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        21,373,831
=========================================================
Class B                                        14,399,811
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      24.03
=========================================================
  Offering price per share:
    (Net asset value of $24.03
     divided by 95.25%)                      $      25.23
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      24.00
=========================================================


STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)

INVESTMENT INCOME:

Interest                                     $10,336,379
--------------------------------------------------------
Dividends (net of $33,466 foreign
  withholding tax)                             2,963,142
--------------------------------------------------------
    Total investment income                   13,299,521
--------------------------------------------------------

EXPENSES:

Advisory fees                                  2,013,408
--------------------------------------------------------
Custodian fees                                    28,513
--------------------------------------------------------
Distribution fees-Class A                        557,522
--------------------------------------------------------
Distribution fees-Class B                      1,424,810
--------------------------------------------------------
Administrative service fees                       46,140
--------------------------------------------------------
Trustees' fees                                     4,565
--------------------------------------------------------
Transfer agent fees-Class A                      229,221
--------------------------------------------------------
Transfer agent fees-Class B                      288,376
--------------------------------------------------------
Other                                            189,719
--------------------------------------------------------
    Total expenses                             4,782,274
--------------------------------------------------------
Less: Expenses paid indirectly                   (11,964)
--------------------------------------------------------
    Net expenses                               4,770,310
--------------------------------------------------------
Net investment income                          8,529,211
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        6,111,610
--------------------------------------------------------
  Foreign currencies                            (197,685)
--------------------------------------------------------
  Futures contracts                            2,033,875
--------------------------------------------------------
                                               7,947,800
--------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                       66,570,100
--------------------------------------------------------
  Foreign currencies                             (27,506)
--------------------------------------------------------
  Option contracts                                 6,698
--------------------------------------------------------
                                              66,549,292
--------------------------------------------------------
    Net gain from investment securities,
       foreign currencies futures and
       option contracts                       74,497,092
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $83,026,303
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996 (UNAUDITED)

                                                                JUNE 30,      DECEMBER 31,
                                                                  1997            1996
                                                              ------------   --------------
OPERATIONS:

  Net investment income                                       $  8,529,211    $  9,321,617
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     7,947,800      12,716,582
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    66,549,292      41,965,393
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        83,026,303      64,003,592
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (5,407,129)     (6,033,635)
-------------------------------------------------------------------------------------------
  Class B                                                       (2,401,721)     (3,100,998)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                               --      (6,912,890)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (4,888,186)
-------------------------------------------------------------------------------------------
Net equalization credits                                         4,217,855       7,707,610
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      130,696,079     212,483,093
-------------------------------------------------------------------------------------------
  Class B                                                       77,727,963     143,138,052
-------------------------------------------------------------------------------------------
    Net increase in net assets                                 287,859,350     406,396,638
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          571,270,994     164,874,356
-------------------------------------------------------------------------------------------
  End of period                                               $859,130,344    $571,270,994
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $704,876,982    $496,452,940
-------------------------------------------------------------------------------------------
  Undistributed net investment income                           15,397,797      10,459,581
-------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities,
    foreign currency transactions and futures contracts         11,066,701       3,118,901
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies, option and futures contracts           127,788,864      61,239,572
-------------------------------------------------------------------------------------------
                                                              $859,130,344    $571,270,994
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Equalization -- The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed income when the transaction is recorded so the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.
G. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

H. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
J. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 5% of the net assets of the Fund.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1997, AIM was reimbursed $46,140 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1997, AFS was paid $317,574 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the six months ended June 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $557,522 and $1,424,810, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $304,851 from sales of the Class A shares of the Fund during the six months ended June 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1997, AIM Distributors received $60,163 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1997, the Fund paid legal fees of $3,316 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the six months ended June 30, 1997 the Fund's expenses were reduced by $271 and the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $4,769 and $6,924, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $11,964 during the six months ended June 30, 1997.
NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the six months ended June 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1997 was $463,353,739 and $230,707,687, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $135,378,671
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (7,606,686)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $127,771,985
=========================================================
Cost of investments for tax purposes is $730,010,157.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended June 30, 1997 are summarized as follows:

                                                                 OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------     --------
Beginning of year                                                 --             --
------------------------------------------------------------------------------------
Written                                                          200        $66,698
------------------------------------------------------------------------------------
Closed                                                            --             --
------------------------------------------------------------------------------------
Exercised                                                         --             --
------------------------------------------------------------------------------------
Expired                                                           --             --
------------------------------------------------------------------------------------
End of year                                                      200        $66,698
------------------------------------------------------------------------------------

Open call option contracts written at June 30, 1997 were as follows:

                                                                                                 JUNE 30,
                                                    CONTRACT   STRIKE   NUMBER OF   PREMIUM        1997        UNREALIZED
                      ISSUE                          MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
--------------------------------------------------  --------   ------   ---------   --------   ------------   ------------
Philip Morris Companies, Inc.                       Sep. 97     $45        200       $66,698     $60,000         $6,698
--------------------------------------------------------------------------------------------------------------------------

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1997 and the year ended December 31, 1996 were as follows:

                                                                    JUNE 30, 1997                   DECEMBER 31, 1996
                                                             ----------------------------      ----------------------------
                                                               SHARES           VALUE            SHARES           VALUE
                                                            -----------      ------------     -----------      ------------
Sold:
  Class A                                                     9,256,911      $200,906,522      11,936,333      $241,163,392
-------------------------------------------------------     -----------      ------------     -----------      ------------
  Class B                                                     4,226,474        92,661,196       7,608,028       153,665,571
-------------------------------------------------------     -----------      ------------     -----------      ------------
Issued as reinvestment of dividends:
  Class A                                                       214,596         4,841,945         571,269        11,884,617
-------------------------------------------------------     -----------      ------------     -----------      ------------
  Class B                                                        89,241         2,019,130         347,628         7,257,995
-------------------------------------------------------     -----------      ------------     -----------      ------------
Reacquired:
  Class A                                                    (3,400,389)      (75,052,388)     (2,004,527)      (40,564,916)
-------------------------------------------------------     -----------      ------------     -----------      ------------
  Class B                                                      (774,039)      (16,952,363)       (876,383)      (17,785,514)
-------------------------------------------------------     -----------      ------------     -----------      ------------
                                                              9,612,794      $208,424,042      17,582,348      $355,621,145
=======================================================     ===========      ============     ===========      ============

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during the six months ended June 30, 1997, each of the years in the three-year period ended December 31, 1996, the four months ended December 31, 1993 and each of the years in the five-year period ended August 31, 1993 and for a Class B share outstanding during the six months ended June 30, 1997 each of the years in the three-year period ended December 31, 1996 and the period October 18, 1993 (date sales commenced) through December 31, 1993. Prior to October 15, 1993, the Fund was known as AIM Convertible Securities, Inc. and had a different investment objective.

                                                                                  DECEMBER 31,                     AUGUST 31,
                                                       JUNE 30,     ----------------------------------------    -----------------
                                                         1997         1996      1995       1994       1993       1993      1992
                      CLASS A:                         --------     --------   -------    -------    -------    -------   -------
Net asset value, beginning of period                   $ 21.84      $  19.22   $ 14.62    $ 16.10    $ 15.97    $ 12.77   $ 12.04
-----------------------------------------------------  --------     --------   -------    -------    -------    -------   -------
Income from investment operations:
 Net investment income                                    0.30          0.66      0.49       0.44       0.10       0.32      0.29
-----------------------------------------------------  --------     --------   -------    -------    -------    -------   -------
 Net gains (losses) on securities (both realized and
   unrealized)                                            2.15          2.99      4.57      (1.31)      0.18       3.18      0.74
-----------------------------------------------------  --------     --------   -------    -------    -------    -------   -------
   Total from investment operations                       2.45          3.65      5.06      (0.87)      0.28       3.50      1.03
-----------------------------------------------------  --------     --------   -------    -------    -------    -------   -------
Less distributions:
 Dividends from net investment income                    (0.26)        (0.55)    (0.46)     (0.39)     (0.15)     (0.30)    (0.30)
-----------------------------------------------------  --------     --------   -------    -------    -------    -------   -------
 Distributions from net realized capital gains              --         (0.48)       --      (0.22)        --         --        --
-----------------------------------------------------  --------     --------   -------    -------    -------    -------   -------
   Total distributions                                   (0.26)        (1.03)    (0.46)     (0.61)     (0.15)     (0.30)    (0.30)
-----------------------------------------------------  --------     --------   -------    -------    -------    -------   -------
Net asset value, end of period                         $  24.03     $  21.84   $ 19.22    $ 14.62    $ 16.10    $ 15.97   $ 12.77
=====================================================  ========     ========   =======    =======    =======    =======   =======
Total return(a)                                          11.28%        19.25%    34.97%     (5.44)%     1.76%     27.75%     8.66%
=====================================================  ========     ========   =======    =======    =======    =======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $513,525     $334,189   $92,241    $37,572    $23,520    $19,497   $11,796
=====================================================  ========     ========   =======    =======    =======    =======   =======
Ratio of expenses to average net assets                   0.97%(b)(c)   1.15%     1.43%(d)   1.25%(d)   2.17%(f)   2.07%     2.12%
=====================================================  ========     ========   =======    =======    =======    =======   =======
Ratio of net investment income to average net assets       2.67%(b)     2.97%     2.81%(e)   3.07%(e)   1.81%(f)   2.23%     2.32%
=====================================================  ========     ========   =======    =======    =======    =======   =======
Portfolio turnover rate                                     33%           72%       77%        76%       233%       154%      166%
=====================================================  ========     ========   =======    =======    =======    =======   =======
Average broker commission rate paid(g)                 $0.0571      $ 0.0558       N/A        N/A        N/A        N/A       N/A
=====================================================  ========     ========   =======    =======    =======    =======   =======
Borrowings for the period:
Amount of debt outstanding at end of period                 --            --        --         --         --         --        --
=====================================================  ========     ========   =======    =======    =======    =======   =======
Average amount of debt outstanding during the
 period(h)                                                  --            --        --         --         --         --        --
=====================================================  ========     ========   =======    =======    =======    =======   =======
Average number of shares outstanding during the
 period (000s omitted)(h)                               20,055         9,778     3,173      2,061      1,305      1,046       939
=====================================================  ========     ========   =======    =======    =======    =======   =======
Average amount of debt per share during the period          --            --        --         --         --         --        --
=====================================================  ========     ========   =======    =======    =======    =======   =======
                                                                AUGUST 31,
                                                       -----------------------------
                                                        1991       1990       1989
                      CLASS A:                         -------   --------   --------
Net asset value, beginning of period                   $  9.73   $  10.67   $   9.08
-----------------------------------------------------  -------   --------   --------
Income from investment operations:
 Net investment income                                    0.28       0.32       0.39
-----------------------------------------------------  -------   --------   --------
 Net gains (losses) on securities (both realized and
   unrealized)                                            2.33      (0.91)      1.63
-----------------------------------------------------  -------   --------   --------
   Total from investment operations                       2.61      (0.59)      2.02
-----------------------------------------------------  -------   --------   --------
Less distributions:
 Dividends from net investment income                    (0.30)     (0.35)     (0.43)
-----------------------------------------------------  -------   --------   --------
 Distributions from net realized capital gains              --         --         --
-----------------------------------------------------  -------   --------   --------
   Total distributions                                   (0.30)     (0.35)     (0.43)
-----------------------------------------------------  -------   --------   --------
Net asset value, end of period                         $ 12.04   $   9.73   $  10.67
=====================================================  =======   ========   ========
Total return(a)                                          27.41%     (5.67)%    22.96%
=====================================================  =======   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $11,750   $ 10,965   $ 14,405
=====================================================  =======   ========   ========
Ratio of expenses to average net assets                   2.39%      2.15%      1.94%
=====================================================  =======   ========   ========
Ratio of net investment income to average net assets      2.74%      3.18%      3.99%
=====================================================  =======   ========   ========
Portfolio turnover rate                                    208%       307%       149%
=====================================================  =======   ========   ========
Average broker commission rate paid(g)                     N/A        N/A        N/A
=====================================================  =======   ========   ========
Borrowings for the period:
Amount of debt outstanding at end of period                 --         --   $260,000
=====================================================  =======   ========   ========
Average amount of debt outstanding during the
 period(h)                                                  --   $138,181   $ 83,195
=====================================================  =======   ========   ========
Average number of shares outstanding during the
 period (000s omitted)(h)                                1,051      1,238      1,589
=====================================================  =======   ========   ========
Average amount of debt per share during the period          --   $  0.110   $  0.052
=====================================================  =======   ========   ========


(a) Total returns do not deduct sales charges and are not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $449,713,960.

(c) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.46% and 1.68% for 1995 and 1994, respectively.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.78% and 2.64% for 1995 and 1994, respectively.

(f)  Annualized.

(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

(h)  Averages computed on a daily basis.

                                                                                             DECEMBER 31,
                                                           JUNE 30,       --------------------------------------------------
                                                             1997           1996          1995          1994          1993
                          CLASS B:                         --------       --------       -------       -------       -------
Net asset value, beginning of period                       $ 21.83        $  19.22       $ 14.62       $ 16.11       $ 16.69
--------------------------------------------------------   --------       --------       -------       -------       -------
Income from investment operations:
 Net investment income                                        0.19            0.48          0.31          0.31          0.04
--------------------------------------------------------   --------       --------       -------       -------       -------
 Net gains (losses) on securities (both realized and
   unrealized)                                                2.16            2.99          4.61         (1.31)        (0.58)
--------------------------------------------------------   --------       --------       -------       -------       -------
     Total from investment operations                         2.35            3.47          4.92         (1.00)        (0.54)
--------------------------------------------------------   --------       --------       -------       -------       -------
Less distributions:
 Dividends from net investment income                        (0.18)          (0.38)        (0.32)        (0.27)        (0.04)
--------------------------------------------------------   --------       --------       -------       -------       -------
 Distributions from net realized capital gains                  --           (0.48)           --         (0.22)           --
--------------------------------------------------------   --------       --------       -------       -------       -------
     Total distributions                                     (0.18)          (0.86)        (0.32)        (0.49)        (0.04)
--------------------------------------------------------   --------       --------       -------       -------       -------
Net asset value, end of period                             $ 24.00        $  21.83       $ 19.22       $ 14.62       $ 16.11
========================================================   ========       ========       =======       =======       =======
Total return(a)                                              10.80%          18.28%        33.93%        (6.23)%       (3.23)%
========================================================   ========       ========       =======       =======       =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $345,606       $237,082       $72,634       $20,245       $ 2,754
========================================================   ========       ========       =======       =======       =======
Ratio of expenses to average net assets                       1.83%(b)(c)     1.97%         2.21%(d)      1.98%(d)      2.83%(f)
========================================================   ========       ========       =======       =======       =======
Ratio of net investment income to average net assets          1.81%(b)        2.15%         2.03%(e)      2.34%(e)      1.15%(f)
========================================================   ========       ========       =======       =======       =======
Portfolio turnover rate                                         33%             72%           77%           76%          233%
========================================================   ========       ========       =======       =======       =======
Average broker commission rate paid(g)                     $ 0.0571       $ 0.0558           N/A           N/A           N/A
========================================================   ========       ========       =======       =======       =======

(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $287,323,592.

(c) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.23% and 2.45% for 1995 and 1994, respectively.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.01% and 1.87% for 1995 and 1994, respectively.

(f) Annualized.

(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

--------------------------------------------------------------------------------
SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Trust was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Trust and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) Ratification of KPMG Peat Marwick LLP as independent accountants for the Trust's fiscal year ending December 31, 1997.

The following votes were cast with respect to each item:

                                                                                        Votes
                            Trustee/Matter                          Votes For          Against         Abstentions
                            --------------                         -----------        ---------        -----------
(1)  Charles T. Bauer............................................  773,545,353                0         34,024,196
     Bruce L. Crockett...........................................  774,171,487                0         33,398,062
     Owen Daly II................................................  773,623,278                0         33,946,271
     Carl Frischling.............................................  773,902,641                0         33,666,908
     Robert H. Graham............................................  774,181,971                0         33,387,578
     John F. Kroeger.............................................  773,713,539                0         33,856,010
     Lewis F. Pennock............................................  773,903,304                0         33,666,245
     Ian W. Robinson.............................................  773,753,378                0         33,816,171
     Louis S. Sklar..............................................  773,993,581                0         33,575,968
(2)  Approval of new Investment Advisory Agreement...............   13,293,344          195,245            526,166
(3)  Elimination of policy restricting investments in other
     companies (for AIM Balanced Fund only)......................    9,587,365          427,359            566,860
(4)  KPMG Peat Marwick LLP.......................................  763,580,956        7,014,082         36,974,511

                                                            Trustees & Officers

BOARD OF TRUSTEES                             OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Formerly Director, President, and Chief
Executive Officer                             John J. Arthur                                  A I M Advisors, Inc.
COMSAT Corporation                            Senior Vice President and Treasurer             11 Greenway Plaza
                                                                                              Suite 100
Owen Daly II                                  Carol F. Relihan                                Houston, TX 77046
Director                                      Senior Vice President
Cortland Trust Inc.                           and Secretary                                   TRANSFER AGENT

Jack Fields                                   Gary T. Crum                                    A I M Fund Services, Inc.
Formerly Member of the                        Senior Vice President                           P.O. Box 4739
U.S. House of Representatives                                                                 Houston, TX 77210-4739
                                              Scott G. Lucas
Carl Frischling                               Senior Vice President                           CUSTODIAN
Partner
Kramer, Levin, Naftalis & Frankel             Dana R. Sutton                                  State Street Bank & Trust Company
                                              Vice President and Assistant Treasurer          225 Franklin Street
Robert H. Graham                                                                              Boston, MA 02110
President and Chief Executive Officer         Robert G. Alley
A I M Management Group Inc.                   Vice President                                  COUNSEL TO THE FUND

John F. Kroeger                               Stuart W. Coco                                  Ballard Spahr
Formerly Consultant                           Vice President                                  Andrews & Ingersoll
Wendell & Stockel Associates, Inc.                                                            1735 Market Street
                                              Melville B. Cox                                 Philadelphia, PA 19103
Lewis F. Pennock                              Vice President
Attorney                                                                                      COUNSEL TO THE TRUSTEES
                                              Karen Dunn Kelly
Ian W. Robinson                               Vice President                                  Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive                                                                919 Third Avenue
Vice President and                            Jonathan C. Schoolar                            New York, NY 10022
Chief Financial Officer                       Vice President
Bell Atlantic Management                                                                      DISTRIBUTOR
Services, Inc.                                P. Michelle Grace
                                              Assistant Secretary                             A I M Distributors, Inc.
Louis S. Sklar                                                                                11 Greenway Plaza
Executive Vice President                      David L. Kite                                   Suite 100
Hines Interests                               Assistant Secretary                             Houston, TX 77046
Limited Partnership
                                              Nancy L. Martin
                                              Assistant Secretary

                                              Ofelia M. Mayo
                                              Assistant Secretary

                                              Kathleen J. Pflueger
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund

                                                                       INCOME AND GROWTH
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME
                                                                       AIM High Yield Fund

                                                                       CURRENT INCOME
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of CT
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund

                                                                       HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                       AIM Limited Maturity Treasury Shares

                                                                       STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                       AIM Money Market Fund

                                                                       STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and manages approximately              June 5, 1997.  For more complete information about any AIM
$72 billion in assets for more than 3.5 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of June 30, 1997. The AIM Family of                    prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                         INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



